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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): September 6, 2001
                                                         -----------------
                                                         (August 22, 2001)

                          UNIVERSAL DISPLAY CORPORATION
                     --------------------------------------
                 (Exact Name of Registrant Specified in Charter)


       Pennsylvania                   1-12031                   23-2372688
   ---------------------           ----------------             ----------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)



             375 Phillips Boulevard
                   Ewing, NJ                                     08618
---------------------------------------------               ---------------
 (Address of Principal Executive Offices)                     (Zip Code)



       Registrant's telephone number, including area code: (609) 671-0980
                                                           ---------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 2. Acquisition or Disposition of Assets

On August 22, 2001, Universal Display Corporation (the "Company") issued an aggregate of $15 million in Secured Convertible Promissory Notes (the "Notes") to purchasers in a private placement transaction. At the direction of the Company, the proceeds from the sale of the Notes were deposited in an interest-bearing bank account maintained by UDC, Inc., the Company's wholly-owned subsidiary (the "Subsidiary"). The Company's obligations under the Notes are secured by irrevocable standby letters of credit, issued with an aggregate face amount equal to the outstanding principal of the related Notes. The $15 million in proceeds from the sale of the Notes has been pledged by the Subsidiary as collateral to the bank issuing the letters of credit. For a more detailed description of this transaction, please see Item 5 below.

Item 5. Other Events.

On August 22, 2001, Universal Display Corporation (the "Company") completed a $25 million private placement with two institutional investors, Pine Ridge Financial Inc. and Strong River Investments, Inc. (the "Purchasers"), pursuant to the terms of a Securities Purchase Agreement among the Company and the Purchasers (the "Purchase Agreement"). The private placement was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of such Act. The placement consisted of $5 million in Series C Convertible Preferred Stock, par value $0.01 per share (the "Series C Stock"), and $15 million in Secured Convertible Promissory Notes (the "Notes"), which resulted in aggregate gross proceeds of $20 million to the Company. In addition, pursuant to the terms of the Purchase Agreement, the Company will subsequently designate a new series of preferred stock called Series D Convertible Preferred Stock (the "Series D Stock"). The Purchasers are, subject to the satisfaction of certain conditions that are outside of their control, obligated to purchase $5 million of the Series D Stock following the effective date of a Registration Statement on Form S-3 registering the resale of the shares of the Company's Common Stock issuable upon the conversion of the Series C Stock and the Series D Stock (collectively, the "Preferred Stock"). In connection with the sale of the Preferred Stock and Notes, the Company granted the Purchasers five-year warrants (the "Warrants") to purchase an aggregate of 744,452 shares of Common Stock at an exercise price of $15.24 per share, which may change in the future based on certain anti-dilution and other adjustments. The Purchasers have assigned to the Company their rights to vote the shares of Common Stock issuable upon the conversion of the Preferred Stock and Notes, and upon the exercise of the Warrants.

The Company is obligated to register the resale of the shares of Common Stock issuable upon conversion of the Preferred Stock and Notes, as well as upon the exercise of the Warrants, on a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission (the "SEC"). The Company has agreed to file a Registration Statement covering the shares issuable upon the conversion of the Preferred Stock and the exercise of the Warrants on or before September 21, 2001 (the "Initial Registration Statement"), and to file a Registration Statement covering the shares of Common Stock issuable upon the conversion of the Notes (the "Note Shares Registration Statement") within 30 days after the Initial Registration Statement has been declared effective by the SEC.


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Preferred Stock

Holders of Preferred Stock are not entitled to voting rights except as otherwise required by law. Each share of Preferred Stock has a stated value of $1,000, which increases by $4.16 for each month during which such share of Preferred Stock is outstanding. The Company issued 5,000 shares of Series C Stock as of August 22, 2001, and upon the closing of the sale of the Series D Stock (the "Second Closing"), shall issue 5,000 shares of Series D Stock to the Purchasers.

         Conversion Price

The number of shares of Common Stock issuable upon conversion of a share of Preferred Stock equals the quotient obtained by dividing the stated value of one share of Preferred Stock by the conversion price then in effect. The initial conversion price of the Series C Stock is $12.70, and may change in the future based on certain anti-dilution and other adjustments. The initial conversion price of the Series D Stock will equal the average of the volume weighted average prices (the "VWAP") of the Company's Common Stock for the 24 trading days commencing on the 11th trading day prior to the date on which the Company or the Purchasers, as applicable, gives the other notice that the shares of Series D Stock are to be purchased in accordance with the terms of the Purchase Agreement. This notice may be given after the Initial Registration Statement has been declared effective by the SEC. The Second Closing shall occur on the 14th trading day after the date on which the notice is given. If certain conditions outside of the control of the Purchasers are met, the Purchasers are obligated to purchase $5 million of the Series D Stock at the Second Closing.

         Methods of Conversion

(a) Holders of Preferred Stock may elect to convert such shares at any time at the then-applicable conversion price until August 21, 2004. A holder may not convert shares of Preferred Stock, however, to the extent that it would then own, together with its affiliates, more than 9.99% of the Company's Common Stock then outstanding.

(b) If, at any time after the shares of Common Stock underlying the Preferred Stock have been registered for resale with the SEC, the VWAP of the Company's Common Stock exceeds 135% of the then-applicable conversion price for 20 consecutive trading days, the Company may require the conversion of all of the Preferred Stock at the then-applicable conversion price. Such conversion, however, shall not be effected to the extent that it would result in a holder of Preferred Stock owning, together with its affiliates, more than 9.99% of the Company's Common Stock then outstanding.

(c) All shares of Preferred Stock automatically convert into shares of Common Stock on the third anniversary of the date of issuance thereof at the then-applicable conversion price, unless the Company is in default of a material provision of the Purchase Agreement, any other agreement entered into thereunder, or any instrument or security issued pursuant thereto, in which case the Purchasers may require the Company to repurchase the Preferred Stock for an amount equal to the stated value thereof. Such conversion, however, shall not be effected to the extent that it would result in a holder of Preferred Stock owning, together with its affiliates, more than 9.99% of the Company's Common Stock then outstanding.



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Notes

Each of the two Notes issued by the Company is in the original principal amount of $7.5 million and has a maturity date of August 22, 2004. Interest accrues daily on the outstanding principal amount of the Notes but compounds annually, at a rate per annum equal to the rate of interest paid from time to time on money market accounts held at First Union National Bank, and is payable quarterly in cash. The Notes are convertible into shares of the Company's Common Stock (the "Note Shares") at a price per share equal to the conversion price then in effect. The initial conversion price of the Notes is $13.97, and may change in the future based on certain anti-dilution and other adjustments.

         Methods of Conversion and Conversion Price

The Notes may be converted as follows:

(a) The entire outstanding principal amount of the Notes will automatically convert at the then-applicable conversion price if the following conditions are met:

     1. the product of the VWAP and the trading volume of the Company's Common Stock exceeds $726,691 on each of any 20 consecutive trading days;

     2. no event of default under the Note is continuing at the end of such 20 trading day period;

     3. the VWAP for each of such 20 trading days exceeds 125% of the then-applicable conversion price of the Notes;

     4. the Note Shares may be sold under a Note Shares Registration Statement or pursuant to Rule 144(k) promulgated under the Securities Act of 1933 (i.e., at least two years after August 22, 2001, the date on which the purchase price for the Notes was paid);

     5. the Company's shares of Common Stock have been listed or quoted on the Nasdaq National Market, the Nasdaq SmallCap Market, or a national securities exchange during each of such 20 trading days;

     6. the Company has a sufficient number of shares of Common Stock available to deliver upon conversion of the Notes; and

     7. the Company has not failed to timely deliver certificates representing shares of Common Stock upon conversion of the Notes twice in any six month period.

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Such conversion, however, shall not be effected to the extent that it would result in a holder of a Note owning, together with its affiliates, more than 9.99% of the Company's Common Stock then outstanding. If the entire principal amount of the Note has not been automatically converted for 150 days due to the 9.99% limitation on ownership, then the Company may prepay the Note without premium or penalty by paying the holder thereof the outstanding principal amount of such Note and all accrued but unpaid interest thereon.

(b) Holders of the Notes may convert all or a portion of the Notes at any time. During the period when the Note Shares may be sold under a Note Shares Registration Statement or pursuant to Rule 144(k) promulgated under the Securities Act of 1933, the holders of the Notes must convert at least $1.5 million of the principal amount of each Note per month if the following conditions are met:

     1. the product of the VWAP and the trading volume of the Company's Common Stock exceeds $726,691 on each of the 10 trading days ending on the last trading day before the last day of any calendar month;

     2. no event of default under the Note is continuing at the end of such month;

     3. the average of the VWAPs of the Company's Common Stock for all of the trading days in such calendar month exceeds 110% of the then-applicable conversion price of the Notes;

     4. the Company's shares of Common Stock have been listed or quoted on the Nasdaq National Market, the Nasdaq SmallCap Market, or a national securities exchange during such month;

     5. the Company has a sufficient number of shares of Common Stock available to deliver upon conversion of the Notes; and

     6. the Company has not failed to timely deliver certificates representing shares of Common Stock upon conversion of the Notes twice in any six month period.

A holder may not convert its Note, however, to the extent that it would then own, together with its affiliates, more than 9.99% of the Company's Common Stock then outstanding.

(c) Commencing on February 8, 2002, if the following conditions are met, the Company shall have the right to require the conversion of up to $1.5 million of the principal amount of each Note per month by delivering notice to the Note holder of its election to exercise such right (the "Company Conversion Notice"):

     1. the product of the VWAP and the trading volume of the Company's Common Stock exceeds $726,691 on each of the 10 trading days ending on the last trading day before the date that is 30 days after the date of the Company Conversion Notice (the "Company Conversion Date");

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     2. the Note Shares may be sold: (a) under a Note Shares Registration
Statement during the entire period beginning on the date of the Company Conversion Notice and ending on the Company Conversion Date; or (b) pursuant to Rule 144(k) promulgated under the Securities Act of 1933;

     3. no event of default under the Note is continuing;

     4. the Company's shares of Common Stock have been listed or quoted on the Nasdaq National Market, the Nasdaq SmallCap Market, or a national securities exchange during the entire period beginning on the date of the Company Conversion Notice and ending on the Company Conversion Date;

     5. the Company has a sufficient number of shares of Common Stock available to deliver upon conversion of the Notes; and

     6. the Company has not failed to timely deliver certificates representing shares of Common Stock upon conversion of the Notes twice in any six month period.

Such conversion, however, shall not be effected to the extent that it would result in a holder of a Note owning, together with its affiliates, more than 9.99% of the Company's Common Stock then outstanding.

If the Company exercises its right to cause a Note conversion, the conversion price of the applicable Note shall be the lesser of (a) the then-applicable conversion price or (b) an amount equal to 87% of the average of the VWAPs of the Company's Common Stock for the 12 consecutive trading days ending on the last trading day immediately preceding the date on which such conversion is effectuated; provided, however, if the conversion price so calculated is less than an amount equal to the product of (A) 90% of the VWAP on the date on which the Company notifies the Purchaser of its election to exercise this right and
(B) .87 (such product is referred to as the "Minimum Price"), then the conversion pursuant to the Company Conversion Notice shall not be required, but the Purchaser, at its sole option, may elect to convert all or any portion of the amount to be converted as set forth in the Company's notice at the Minimum Price.

         Prepayment

A holder of a Note has the right to require the Company prepay all or a portion of its Note, plus all accrued but unpaid interest thereon, at any on time on or after:

1. the 120th day following the date on which the SEC declares a Note Shares Registration Statement effective, if more than $3.75 million of the principal amount of such Note is then outstanding; and

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2.  the 240th day following the date on which the SEC declares a Note Shares
    Registration Statement effective, if more than $1.875 million of the principal amount of such Note is then outstanding.

The Company must prepay the specified amount of the Note within one business day after receiving notice from the holder that it is requiring the Company to prepay its Note.

The Company has the right to prepay each of the Notes in full at any time by paying the holder thereof 105% of the outstanding principal amount of such Note and all accrued but unpaid interest thereon. The Company must prepay the Note on the thirtieth trading day after the date on which it notifies the Note holder that it is exercising its prepayment rights.

         Acceleration of Note

In the event that either (i) a Note Shares Registration Statement has not been declared effective by the SEC on or prior to January 9, 2002 or (ii) the Company sells shares of its Common Stock or other securities convertible into or exercisable for shares of its Common Stock at a price less than $13.97 per share, then the Note holders may elect to demand repayment of the principal amount of the Notes then outstanding, plus accrued but unpaid interest thereon.

In addition, upon the occurrence of events of default under the Notes, the holders thereof may demand repayment of the principal amount of the Notes then outstanding, plus accrued but unpaid interest thereon, and may also be entitled to liquidated damages.

         Security

The Company's obligations under each Note are secured by an irrevocable letter of credit, issued with a face amount equal to the outstanding principal of the related Note. The $15 million in proceeds from the sale of the Notes has been pledged as collateral to the bank issuing the letters of credit. Under the terms of the applicable agreements, the face amount of each letter of credit is reduced as the outstanding principal amount of the related Note is reduced. Thus, as each Note is converted or repaid, the face amount of the related letter of credit will be reduced and, likewise, the amount pledged to the bank as collateral relating to that letter of credit will be reduced. Accordingly, as the Notes are converted or repaid, the Company will be able to access the funds raised from the sale of the Notes in amounts corresponding to the portion of the Notes that are converted or repaid.

Warrants

Warrants to purchase 157,480 shares of Common Stock are exercisable commencing on the earlier of (x) the date of the Second Closing or (y) August 22, 2004. The remaining Warrants to purchase 586,972 shares of Common Stock are exercisable immediately. However, the Warrants may not be exercised to the extent that a holder thereof would then own, together with its affiliates, more than 9.99% of the Company's Common Stock then outstanding.

                                       6
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Placement Agent Commissions

As payment of placement agent commissions, the Company paid Gerard Klauer Mattison & Co., Inc. ("GKM") cash commissions of $300,000 and granted GKM seven-year warrants to purchase 186,114 shares of the Company's Common Stock at an exercise price of $15.24 per share, which may change in the future based on certain anti-dilution and other adjustments. The Company has agreed to include the shares issuable upon the exercise of these warrants in the Initial Registration Statement.

The Company has agreed to pay additional cash commissions to GKM equal to 6% of the aggregate initial stated value of Series D Stock purchased by the Purchasers at the Second Closing, as well as 6% of the principal amount of the Notes that are converted. These additional commissions will be paid upon the occurrence of the Second Closing and as the Notes are converted, respectively.


This summary description of the private placement transaction contemplated by the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement and the other documents and instruments that are filed as Exhibits hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

Exhibit Number                  Exhibit Title
--------------                  -------------

4.1 Statement of Designations, Preferences and Rights of Series C Convertible Preferred Stock
4.2             Form of Terms of Series D Convertible Preferred Stock
4.3 Convertible Promissory Note dated as of August 22, 2001 payable to the order of Pine Ridge Financial Inc.
4.4 Convertible Promissory Note dated as of August 22, 2001 payable to the order of Strong River Investments, Inc.
4.5 Warrant of Pine Ridge Financial Inc. to Purchase 78,740 Shares of Common Stock dated as of August 22, 2001
4.6 Warrant of Pine Ridge Financial Inc. to Purchase 78,740 Shares of Common Stock dated as of August 22, 2001
4.7 Warrant of Pine Ridge Financial Inc. to Purchase 214,746 Shares of Common Stock dated as of August 22, 2001
4.8 Warrant of Strong River Investments, Inc. to Purchase 78,740 Shares of Common Stock dated as of August 22, 2001
4.9 Warrant of Strong River Investments, Inc. to Purchase 78,740 Shares of Common Stock dated as of August 22, 2001
4.10 Warrant of Strong River Investments, Inc. to Purchase 214,746 Shares of Common Stock dated as of August 22, 2001

4.11 Warrant of Gerard Klauer Mattison & Co., Inc. to Purchase 186,114 Shares of Common Stock dated as of August 22, 2001
10.1 Securities Purchase Agreement dated as of August 22, 2001 among the Company, Pine Ridge Financial Inc. and Strong River Investors
10.2 Registration Rights Agreement dated as of August 21, 2001 among the Company, Pine Ridge Financial Inc. and Strong River Investments, Inc.
10.3 Voting Agreement dated as of August 21, 2001 among the Company, Pine Ridge Financial Inc. and Strong River Investments, Inc.
10.4 Pledge Agreement dated as of August 22, 2001 by UDC, Inc. in favor of First Union National Bank
10.5 Control Agreement dated as of August 22, 2001 among First Union National Bank, in its capacity as the issuer of two standby letters of credit, UDC, Inc. and First Union National Bank, in its capacity as custodian
10.6 Guaranty and Suretyship Agreement dated as of August 22, 2001 made by the Company in favor of First Union National Bank
10.7 Irrevocable Standby Letter of Credit issued by First Union National Bank in favor of Pine Ridge Financial Inc.
10.8 Irrevocable Standby Letter of Credit issued by First Union National Bank in favor of Strong River Investments, Inc.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              UNIVERSAL DISPLAY CORPORATION
                                                       (Registrant)


                                              By  /s/ Sidney Rosenblatt
                                                 --------------------------
                                                 Sidney Rosenblatt
                                                 Chief Financial Officer


Dated:  September 6, 2001




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                                  EXHIBIT INDEX

         Exhibit
         Number            Description
         ------            -----------

Exhibit Number                            Exhibit Title
--------------                            -------------

4.1 Statement of Designations, Preferences and Rights of Series C Convertible Preferred Stock*
4.2             Form of Terms of Series D Convertible Preferred Stock*
4.3 Convertible Promissory Note dated as of August 22, 2001 payable to the order of Pine Ridge Financial Inc.*
4.4 Convertible Promissory Note dated as of August 22, 2001 payable to the order of Strong River Investments, Inc.*
4.5 Warrant of Pine Ridge Financial Inc. to Purchase 78,740 Shares of Common Stock dated as of August 22, 2001*
4.6 Warrant of Pine Ridge Financial Inc. to Purchase 78,740 Shares of Common Stock dated as of August 22, 2001*
4.7 Warrant of Pine Ridge Financial Inc. to Purchase 214,746 Shares of Common Stock dated as of August 22, 2001*
4.8 Warrant of Strong River Investments, Inc. to Purchase 78,740 Shares of Common Stock dated as of August 22, 2001*
4.9 Warrant of Strong River Investments, Inc. to Purchase 78,740 Shares of Common Stock dated as of August 22, 2001*
4.10 Warrant of Strong River Investments, Inc. to Purchase 214,746 Shares of Common Stock dated as of August 22, 2001*
4.11 Warrant of Gerard Klauer Mattison & Co., Inc. to Purchase 186,114 Shares of Common Stock dated as of August 22, 2001*
10.1 Securities Purchase Agreement dated as of August 22, 2001 among the Company, Pine Ridge Financial Inc. and Strong River Investors*
10.2 Registration Rights Agreement dated as of August 21, 2001 among the Company, Pine Ridge Financial Inc. and Strong River Investments, Inc.*
10.3 Voting Agreement dated as of August 21, 2001 among the Company, Pine Ridge Financial Inc. and Strong River Investments, Inc.*
10.4 Pledge Agreement dated as of August 22, 2001 by UDC, Inc. in favor of First Union National Bank*
10.5 Control Agreement dated as of August 22, 2001 among First Union National Bank, in its capacity as the issuer of two standby letters of credit, UDC, Inc. and First Union National Bank, in its capacity as custodian*
10.6 Guaranty and Suretyship Agreement dated as of August 22, 2001 made by the Company in favor of First Union National Bank*
10.7 Irrevocable Standby Letter of Credit issued by First Union National Bank in favor of Pine Ridge Financial Inc.*
10.8 Irrevocable Standby Letter of Credit issued by First Union National Bank in favor of Strong River Investments, Inc.*

         ------------
         * Filed herewith.



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